UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
February 7, 2020
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, $0.01 Par Value	SMED	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statement and Exhibits.

SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2020, the Compensation Committee of the Board of Directors of the Company (“Compensation Committee”) approved changes to base compensation for certain executive officers and new compensation plans as shown below.

Base Compensation - The Compensation Committee approved a base compensation increase effective with the February 14, 2020 payroll as follows:

Executive Officer	Position	New Base Salary ($)
Diana P. Diaz	Vice President and Chief Financial Officer	$250,000
Dennis P. Halligan	Vice President of Marketing	$190,000

2020 Compensation and Incentive Plan - The Compensation Committee approved a Compensation and Incentive Plan for fiscal years 2020 (ending June 30, 2020) (the “2020 CIP”). Under the 2020 CIP, the covered participants will be eligible for an incentive bonus pool payable in cash if the Company achieves a pre-established amount of annual revenue for the period. If the target is achieved, a cash bonus of $100,000 will be paid of which 40% is applicable to the Chief Executive Officer (“CEO”), 20% is applicable to the Chief Financial Officer (“CFO”) and the remainder is allocable to other specific Company executives.

2021 Compensation and Incentive Plan - The Compensation Committee approved a Compensation and Incentive Plan for fiscal year 2021 (ending June 30, 2021) (the “2021 CIP”). Under the 2021 CIP, the covered participants will be eligible for an incentive, weighted by target, if the Company achieves the following CIP performance targets:

•	Achievement of a pre-established amount of annual revenue for the period - weighted 50%

•	Achievement of a pre-established amount of annual net income - weighted 25%

•	Discretionary portion - weighted 25% - approved by the Compensation Committee based on positioning the Company for future growth
If the targets are achieved under the 2021 CIP, a cash bonus of $200,000 will be paid of which 40% is applicable to the CEO, 20% is applicable to the CFO and the remainder is allocable to other specific Company executives. The 2021 CIP also includes a stock option pool of 320,000 stock options to be awarded if the targets are achieved, of which 102,400 stock options are applicable to the CEO, 51,200 stock options are applicable to the CFO, 64,000 stock options are applicable to non-executive employees and the remainder are allocable to other specific Company executives.

Item 9.01.    Financial Statements and Exhibits.
None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 11, 2020                      SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer